Exhibit 99.2
Westar Energy, Inc.
Fourth Quarter and Year-end 2014 Earnings
Released February 25, 2015

Bruce Burns
Director Investor Relations
785-575-8227
bruce.burns@WestarEnergy.com
NOTE:
The Notes to the Consolidated Financial Statements in the company's Annual Report on Form 10-K for the period ended December 31, 2014 should be read in conjunction with this financial information. The enclosed statements have been prepared for the purpose of providing information concerning the Company and not in connection with any sale, offer for sale, or solicitation to buy any securities.

Westar Energy, Inc.
Consolidated Statements of Income
(Unaudited)

	Three Months Ended December 31,
	2014	2013	Change	% Change
	(In Thousands, Except Per Share Amounts)
REVENUES:
Residential	$164,522	$160,190	$4,332	2.7
Commercial	165,082	154,057	11,025	7.2
Industrial	100,478	92,670	7,808	8.4
Other retail	(6,592)	6,034	(12,626)	(209.2)
Total Retail Revenues	423,490	412,951	10,539	2.6
Wholesale	102,003	85,491	16,512	19.3
Transmission	64,527	53,556	10,971	20.5
Other	6,419	7,880	(1,461)	(18.5)
Total Revenues	596,439	559,878	36,561	6.5
OPERATING EXPENSES:
Fuel and purchased power	166,077	151,783	14,294	9.4
SPP network transmission costs	55,713	44,894	10,819	24.1
Operating and maintenance	89,347	93,528	(4,181)	(4.5)
Depreciation and amortization	73,172	69,289	3,883	5.6
Selling, general and administrative	70,807	66,464	4,343	6.5
Taxes other than income	36,054	30,392	5,662	18.6
Total Operating Expenses	491,170	456,350	34,820	7.6
INCOME FROM OPERATIONS	105,269	103,528	1,741	1.7
OTHER INCOME (EXPENSE):
Investment earnings	3,414	1,444	1,970	136.4
Other income	4,956	5,861	(905)	(15.4)
Other expense	(4,196)	(4,188)	(8)	(0.2)
Total Other Income	4,174	3,117	1,057	33.9
Interest expense	45,043	46,377	(1,334)	(2.9)
INCOME BEFORE INCOME TAXES	64,400	60,268	4,132	6.9
Income tax expense	18,627	17,207	1,420	8.3
NET INCOME	45,773	43,061	2,712	6.3
Less: Net income attributable to noncontrolling interests	2,324	1,999	325	16.3
NET INCOME ATTRIBUTABLE TO WESTAR ENERGY, INC.	$43,449	$41,062	$2,387	5.8
Earnings per common share, basic	$0.33	$0.32	$0.01	3.1
Diluted earnings per common share	$0.32	$0.32	$—	—
Weighted average equivalent common shares outstanding – basic (in thousands)	131,467	127,892	3,575	2.8
Weighted average equivalent common shares outstanding – diluted (in thousands)	134,522	129,643	4,879	3.8
DIVIDENDS DECLARED PER COMMON SHARE	$0.35	$0.34	$0.01	2.9
Effective income tax rate	28.92%	28.55%

The Notes to the Consolidated Financial Statements in the company's Annual Report on Form 10-K for the period ended December 31, 2014 should be read in conjunction with this financial information.

Westar Energy, Inc.
Consolidated Statements of Income
(Unaudited)

	Twelve Months Ended December 31,
	2014	2013	Change	% Change
	(In Thousands, Except Per Share Amounts)
REVENUES:
Residential	$793,586	$728,852	$64,734	8.9
Commercial	727,964	667,106	60,858	9.1
Industrial	414,997	374,825	40,172	10.7
Other retail	(24,180)	8,939	(33,119)	(370.5)
Total Retail Revenues	1,912,367	1,779,722	132,645	7.5
Wholesale	392,730	348,239	44,491	12.8
Transmission	256,838	210,281	46,557	22.1
Other	39,768	32,412	7,356	22.7
Total Revenues	2,601,703	2,370,654	231,049	9.7
OPERATING EXPENSES:
Fuel and purchased power	705,450	634,797	70,653	11.1
SPP network transmission costs	218,924	178,604	40,320	22.6
Operating and maintenance	367,188	359,060	8,128	2.3
Depreciation and amortization	286,442	272,593	13,849	5.1
Selling, general and administrative	250,439	224,133	26,306	11.7
Taxes other than income	140,302	122,282	18,020	14.7
Total Operating Expenses	1,968,745	1,791,469	177,276	9.9
INCOME FROM OPERATIONS	632,958	579,185	53,773	9.3
OTHER INCOME (EXPENSE):
Investment earnings	10,622	10,056	566	5.6
Other income	31,522	35,609	(4,087)	(11.5)
Other expense	(18,389)	(18,099)	(290)	(1.6)
Total Other Income	23,755	27,566	(3,811)	(13.8)
Interest expense	183,118	182,167	951	0.5
INCOME BEFORE INCOME TAXES	473,595	424,584	49,011	11.5
Income tax expense	151,270	123,721	27,549	22.3
NET INCOME	322,325	300,863	21,462	7.1
Less: Net income attributable to noncontrolling interests	9,066	8,343	723	8.7
NET INCOME ATTRIBUTABLE TO WESTAR ENERGY, INC.	$313,259	$292,520	$20,739	7.1
Earnings per common share, basic	$2.40	$2.29	$0.11	4.8
Diluted earnings per common share	$2.35	$2.27	$0.08	3.5
Weighted average equivalent common shares outstanding – basic (in thousands)	130,015	127,463	2,552	2.0
Weighted average equivalent common shares outstanding – diluted (in thousands)	132,825	128,299	$4,526	3.5
DIVIDENDS DECLARED PER COMMON SHARE	$1.40	$1.36	$0.04	2.9
Effective income tax rate	31.94%	29.14%

The Notes to the Consolidated Financial Statements in the company's Annual Report on Form 10-K for the period ended December 31, 2014 should be read in conjunction with this financial information.

Westar Energy, Inc.
Consolidated Balance Sheets
(Dollars in Thousands, Except Par Values)
(Unaudited)

	December 31, 2014	December 31, 2013
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$4,556	$4,487
Accounts receivable, net of allowance for doubtful accounts of $5,309 and $4,596, respectively	267,327	250,036
Fuel inventory and supplies	247,406	239,511
Deferred tax assets	29,636	37,954
Prepaid expenses	15,793	15,821
Regulatory assets	105,549	135,408
Other	30,655	23,608
Total Current Assets	700,922	706,825
PROPERTY, PLANT AND EQUIPMENT, NET	8,162,908	7,551,916
PROPERTY, PLANT AND EQUIPMENT OF VARIABLE INTEREST ENTITIES, NET	278,573	296,626
OTHER ASSETS:
Regulatory assets	754,229	620,006
Nuclear decommissioning trust	185,016	175,625
Other	265,353	246,140
Total Other Assets	1,204,598	1,041,771
TOTAL ASSETS	$10,347,001	$9,597,138
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Current maturities of long-term debt	$—	$250,000
Current maturities of long-term debt of variable interest entities	27,933	27,479
Short-term debt	257,600	134,600
Accounts payable	219,351	233,351
Accrued dividends	44,971	43,604
Accrued taxes	74,356	69,769
Accrued interest	79,707	80,457
Regulatory liabilities	55,142	35,982
Other	90,571	80,184
Total Current Liabilities	849,631	955,426
LONG-TERM LIABILITIES:
Long-term debt, net	3,215,539	2,968,958
Long-term debt of variable interest entities, net	166,565	194,802
Deferred income taxes	1,475,487	1,363,148
Unamortized investment tax credits	211,040	192,265
Regulatory liabilities	288,343	293,574
Accrued employee benefits	532,622	331,558
Asset retirement obligations	230,668	160,682
Other	75,799	68,194
Total Long-Term Liabilities	6,196,063	5,573,181
COMMITMENTS AND CONTINGENCIES (See Notes 13 and 15)
EQUITY:
Westar Energy, Inc. Shareholders’ Equity:
Common stock, par value $5 per share; authorized 275,000,000 shares; issued and outstanding 131,687,454 shares and 128,254,229 shares, respective to each date	658,437	641,271
Paid-in capital	1,781,120	1,696,727
Retained earnings	855,299	724,776
Total Westar Energy, Inc. Shareholders’ Equity	3,294,856	3,062,774
Noncontrolling Interests	6,451	5,757
Total Equity	3,301,307	3,068,531
TOTAL LIABILITIES AND EQUITY	$10,347,001	$9,597,138

The Notes to the Consolidated Financial Statements in the company's Annual Report on Form 10-K for the period ended December 31, 2014 should be read in conjunction with this financial information.

Westar Energy, Inc.
Consolidated Statements of Cash Flows
(In Thousands)
(Unaudited)

	Twelve Months Ended December 31,
	2014	2013
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net income	$322,325	$300,863
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	286,442	272,593
Amortization of nuclear fuel	26,051	22,690
Amortization of deferred regulatory gain from sale leaseback	(5,495)	(5,495)
Amortization of corporate-owned life insurance	20,202	15,149
Non-cash compensation	7,280	8,188
Net deferred income taxes and credits	151,451	123,307
Stock-based compensation excess tax benefits	(875)	(576)
Allowance for equity funds used during construction	(17,029)	(14,143)
Changes in working capital items:
Accounts receivable	(17,291)	(24,649)
Fuel inventory and supplies	(8,773)	10,124
Prepaid expenses and other	36,717	(12,316)
Accounts payable	6,189	7,856
Accrued taxes	6,596	14,218
Other current liabilities	(31,624)	(52,829)
Changes in other assets	6,378	(4,167)
Changes in other liabilities	35,811	41,990
Cash Flows from Operating Activities	824,355	702,803
CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
Additions to property, plant and equipment	(852,052)	(780,098)
Purchase of securities - trust	(9,075)	(66,668)
Sale of securities - trust	11,125	81,994
Investment in corporate-owned life insurance	(16,250)	(17,724)
Proceeds from investment in corporate-owned life insurance	43,234	147,658
Proceeds from federal grant	—	876
Investment in affiliated company	(8,000)	(4,947)
Other investing activities	(7,730)	(2,992)
Cash Flows used in Investing Activities	(838,748)	(641,901)
CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
Short-term debt, net	122,406	(205,241)
Proceeds from long-term debt	417,943	492,347
Retirements of long-term debt	(427,500)	(100,000)
Retirements of long-term debt of variable interest entities	(27,479)	(25,942)
Repayment of capital leases	(3,340)	(2,995)
Borrowings against cash surrender value of corporate-owned life insurance	59,766	59,565
Repayment of borrowings against cash surrender value of corporate-owned life insurance	(41,249)	(145,418)
Stock-based compensation excess tax benefits	875	576
Issuance of common stock	87,669	32,906
Distributions to shareholders of noncontrolling interests	(1,030)	(2,419)
Cash dividends paid	(171,507)	(162,904)
Other financing activities	(2,092)	(2,719)
Cash Flows from (used in) Financing Activities	14,462	(62,244)
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	69	(1,342)
CASH AND CASH EQUIVALENTS:
Beginning of period	4,487	5,829
End of period	$4,556	$4,487

The Notes to the Consolidated Financial Statements in the company's Annual Report on Form 10-K for the period ended December 31, 2014 should be read in conjunction with this financial information.

Westar Energy, Inc.
4th Quarter 2014 vs. 2013

Earnings Variances
			Change
		($ per share)	(Dollars in Thousands)		($ per share)
2013 earnings attributable to common stock			$41,062		$0.32

		Favorable/(Unfavorable)

	Retail		10,539	A
	Wholesale		16,512	B
	Transmission		10,971
	Other revenues		(1,461)
	Fuel and purchased power		(14,294)	C
	SPP network transmission costs		(10,819)	D
	Gross Margin		11,448
	Operating and maintenance		4,181	E
	Depreciation and amortization		(3,883)	F
	Selling, general and administrative		(4,343)	G
	Taxes other than income taxes		(5,662)	H
	Other income (expense)		1,057	I
	Interest expense		1,334
	Income tax expense		(1,420)
	Net income attributable to noncontrolling interests		(325)
	Change in shares outstanding	(0.01)

2014 earnings attributable to common stock			$43,449		$0.33

	Major factors influencing the period to period change in EPS -- Favorable/(Unfavorable)
A	Due primarily to a 6% increase in average retail prices (see page 8 for changes by customer class)

B	Due primarily to a 22% increase in MWh sales(see page 8 for changes by customer class)

C	Due primarily to an increase in purchased power

D	Due principally to increased investment in the transmission system (offset through increased prices)

E
Due primarily to decrease in maintenance costs at Wolf Creek - $4.8M; reduction in storm deferral -- $1.4M; and timing of tree trimming costs -- $1.2M; offset by an increase in planned maintenance outages -- ($3.9M)

F	Due to additional depreciation expense associated primarily with additions at our power plants

G	Higher fees related to implementing new software systems ($2.4M); and higher allowance for uncollectible accounts -- ($0.6M)

H	Due primarily to increase in property taxes (offset through increased prices) -- ($5.5M)

I	Due primarily to Prairie Wind equity earnings -- $3M; partially offset by a decrease in equity AFUDC -- ($1M)

The Notes to the Consolidated Financial Statements in the company's Annual Report on Form 10-K for the period ended December 31, 2014 should be read in conjunction with this financial information.

Westar Energy, Inc.
YTD December 2014 vs. 2013

Earnings Variances
			Change
		($ per share)	(Dollars in Thousands)		($ per share)
2013 earnings attributable to common stock			$292,520		$2.29

		Favorable/(Unfavorable)

	Retail		132,645	A
	Wholesale		44,491	B
	Transmission		46,557
	Other revenues		7,356
	Fuel and purchased power		(70,653)	C
	SPP network transmission costs		(40,320)	D
	Gross Margin		120,076
	Operating and maintenance		(8,128)	E
	Depreciation and amortization		(13,849)
	Selling, general and administrative		(26,306)	F
	Taxes other than income		(18,020)	G
	Other income (expense)		(3,811)	H
	Interest expense		(951)
	Income tax expense		(27,549)
	Net income attributable to noncontrolling interests		(723)
	Preferred dividends		—
	Change in shares outstanding	(0.05)

2014 earnings attributable to common stock			$313,259		$2.40

	Major factors influencing the period to period change in EPS -- Favorable/(Unfavorable)
A	Due primarily to a 6% increase in average retail prices (see page 9 for changes by customer class)

B	Due to a 11% increase in MWh sales (see page 9 for changes by customer class)

C	Due primarily to an increase in purchased power

D	Due principally to increased investment in the transmission system (offset through increased prices)

E
Due primarily to planned outage at Wolf Creek -- ($9M); higher costs at generating plants primarily for planned outages at coal-fired plants -- ($6.4M); and higher costs for transmission system -- ($4.3); partially offset by lower expense for previously deferred storm costs -- $7.8M; and lower maintenance expenses for Wolf Creek -- $5M

F
Due primarily to: increase in employee benefit costs including the effect of restructuring insurance contracts in 2013 -- ($10.6M); integration costs associated with implementing new software systems -- ($6.1M); and higher allowance for uncollectible accounts -- ($2.7M)

G	Due primarily to an increase in property taxes (offset through increased prices) -- ($16.2M)

H
Due primarily to: increased investment earnings in Prairie Wind Transmission JV -- $4.9M; and higher equity AFUDC -- $2.9M; offset by lower COLI proceeds -- ($7M); and reduced earnings in a trust to fund retirement benefits ($4.1M)

The Notes to the Consolidated Financial Statements in the company's Annual Report on Form 10-K for the period ended December 31, 2014 should be read in conjunction with this financial information.

Westar Energy, Inc.
Revenue, Sales and Energy Supply

Supplemental Data	Three Months Ended December 31,
	2014	2013	Change	% Change
Revenues	(Dollars In Thousands)
Residential	$164,522	$160,190	$4,332	2.7
Commercial	165,082	154,057	11,025	7.2
Industrial	100,478	92,670	7,808	8.4
Other retail	3,561	3,219	342	10.6
Provision for rate refunds	(10,153)	2,815	(12,968)	(460.7)
Total Retail Revenues	423,490	412,951	10,539	2.6
Tariff-based wholesale	66,454	66,088	366	0.6
Market-based wholesale	35,549	19,403	16,146	83.2
Transmission	64,527	53,556	10,971	20.5
Other	6,419	7,880	(1,461)	(18.5)
Total Revenues	$596,439	$559,878	$36,561	6.5

Electricity Sales	(Thousands of MWh)
Residential	1,352	1,448	(96)	(6.6)
Commercial	1,729	1,758	(29)	(1.6)
Industrial	1,349	1,387	(38)	(2.7)
Other retail	21	21	—	—
Total Retail	4,451	4,614	(163)	(3.5)
Tariff-based wholesale	1,212	1,359	(147)	(10.8)
Market-based wholesale	1,386	775	611	78.8
Total wholesale	2,598	2,134	464	21.7
Total Electricity Sales	7,049	6,748	301	4.5

	(Dollars per MWh)
Total retail	$95.14	$89.50	$5.64	6.3
Tariff-based wholesale	$54.83	$48.63	$6.20	12.7
Market-based wholesale	$25.65	$25.04	$0.61	2.4

Fuel and Purchased Power	(Dollars In Thousands)
Fuel used for generation	$112,497	$119,215	$(6,718)	(5.6)
Purchased power	44,590	27,823	16,767	60.3
Subtotal	157,087	147,038	10,049	6.8
RECA recovery and other	8,990	4,745	4,245	89.5
Total fuel and purchased power expense	$166,077	$151,783	$14,294	9.4

Electricity Supply	(Thousands of MWh)
Generated - Gas	298	301	(3)	(1.0)
Coal	4,326	4,768	(442)	(9.3)
Nuclear	1,253	1,110	143	12.9
Wind	111	116	(5)	(4.3)
Subtotal electricity generated	5,988	6,295	(307)	(4.9)
Purchased	1,324	825	499	60.5
Total Electricity Supply	7,312	7,120	192	2.7

	(Dollars per MWh)
Average cost of fuel used for generation	$18.79	$18.94	$(0.15)	(0.8)
Average cost of purchased power	$33.68	$33.72	$(0.04)	(0.1)
Average cost of fuel and purchased power	$21.48	$20.65	$0.83	4.0

Degree Days		2013/
	2014	20 yr Avg	Change	% Change
Cooling
Actual compared to last year	52	45	7	15.6
Actual compared to 20 year average	52	39	13	33.3
Heating
Actual compared to last year	1,795	2,052	(257)	(12.5)
Actual compared to 20 year average	1,795	1,808	(13)	(0.7)

The Notes to the Consolidated Financial Statements in the company's Annual Report on Form 10-K for the period ended December 31, 2014 should be read in conjunction with this financial information.

Westar Energy, Inc.
Revenue, Sales and Energy Supply

Supplemental Data	Twelve Months Ended December 31,
	2014	2013	Change	% Change
Revenues	(Dollars In Thousands)
Residential	$793,586	$728,852	$64,734	8.9
Commercial	727,964	667,106	60,858	9.1
Industrial	414,997	374,825	40,172	10.7
Other retail	14,076	12,739	1,337	10.5
Provision for rate refunds	(38,256)	(3,800)	(34,456)	(906.7)
Total Retail Revenues	1,912,367	1,779,722	132,645	7.5
Tariff-based wholesale	270,868	276,638	(5,770)	(2.1)
Market-based wholesale	121,862	71,801	50,061	69.7
Transmission	256,838	210,281	46,557	22.1
Other	39,768	32,412	7,356	22.7
Total Revenues	$2,601,703	$2,370,854	$230,849	9.7

Electricity Sales	(Thousands of MWh)
Residential	6,580	6,523	57	0.9
Commercial	7,521	7,480	41	0.5
Industrial	5,601	5,407	194	3.6
Other retail	86	86	—	—
Total Retail	19,788	19,496	292	1.5
Tariff-based wholesale	5,204	5,777	(573)	(9.9)
Market-based wholesale	4,340	2,816	1,524	54.1
Total wholesale	9,544	8,593	951	11.1
Total Electricity Sales	29,332	28,089	1,243	4.4

	(Dollars per MWh)
Total retail	$96.64	$91.29	$5.35	5.9
Tariff-based wholesale	$52.05	$47.89	$4.16	8.7
Market-based wholesale	$28.08	$25.50	$2.58	10.1

Fuel and Purchased Power	(Dollars In Thousands)
Fuel used for generation	$510,892	$532,277	$(21,385)	(4.0)
Purchased power	190,483	114,783	75,700	66.0
Subtotal	701,375	647,060	54,315	8.4
RECA recovery and other	4,075	(12,263)	16,338	133.2
Total fuel and purchased power expense	$705,450	$634,797	$70,653	11.1

Electricity Supply	(Thousands of MWh)
Generated - Gas	1,380	1,785	(405)	(22.7)
Coal	19,495	20,677	(1,182)	(5.7)
Nuclear	4,022	3,369	653	19.4
Wind	426	427	(1)	(0.2)
Subtotal electricity generated	25,323	26,258	(935)	(3.6)
Purchased	5,112	3,413	1,699	49.8
Total Electricity Supply	30,435	29,671	764	2.6

	(Dollars per MWh)
Average cost of fuel used for generation	$20.18	$20.27	$(0.09)	(0.4)
Average cost of purchased power	$37.26	$33.63	$3.63	10.8
Average cost of fuel and purchased power	$23.05	$21.81	$1.24	5.7

Degree Days		2013/
	2014	20 yr Avg	Change	% Change
Cooling
Actual compared to last year	1,689	1,642	47	2.9
Actual compared to 20 year average	1,689	1,622	67	4.1
Heating
Actual compared to last year	4,538	5,158	(620)	(12.0)
Actual compared to 20 year average	4,538	4,292	246	5.7

The Notes to the Consolidated Financial Statements in the company's Annual Report on Form 10-K for the period ended December 31, 2014 should be read in conjunction with this financial information.

Westar Energy, Inc.

Capitalization
		December 31, 2014		December 31, 2013
		(Dollars in Thousands)
Current maturities of long-term debt		$—		$250,000
Current maturities of long-term debt of VIEs		27,933		27,479
Long-term debt, net		3,215,539		2,968,958
Long-term debt of variable interest entities, net		166,565		194,802
Total debt		3,410,037	50.9%	3,441,239	51.4%
Common equity		3,294,856	46.9%	3,062,774	47.0%
Noncontrolling interests		6,451	0.1%	5,757	0.1%
Total capitalization		$6,711,344	97.9%	$6,509,770	98.5%

GAAP Book value per share		$25.02		$23.88
Period end shares outstanding (in thousands)		131,687		128,254

Outstanding Long-Term Debt

	CUSIP	December 31, 2014		December 31, 2013
Westar Energy:		(Dollars in Thousands)
First Mortgage Bond series:
6.00% Series due July 2014	95709TAA8	$—		$250,000
5.15% Series due January 2017	95709TAB6	125,000		125,000
8.625% Series due December 2018	95709TAG5	300,000		300,000
5.10% Series due July 2020	95709TAD2	250,000		250,000
5.95% Series due January 2035	95709TAC4	125,000		125,000
5.875% Series due July 2036	95709TAE0	150,000		150,000
4.125% Series due December 2042	95709TAH3	550,000		550,000
4.10% Series due March 2043	95709TAJ9	430,000		250,000
4.625% Series due August 2043	95709TAK6	250,000		250,000
		2,180,000		2,250,000
Pollution control bond series:
Variable series due April 2032 (St Marys)	792609AF6	45,000		45,000
Variable series due April 2032 (Wamego)	933623BN9	30,500		30,500
		75,500		75,500
Total Westar Energy		2,255,500		2,325,500

KGE
First mortgage bond series:
6.70%Series due June 2019	U24448AB5	300,000		300,000
6.15% Series due May 2023	485260B@1	50,000		50,000
6.53% Series due December 2037	485260BJ1	175,000		175,000
6.64%Series due May 2038	485260B#9	100,000		100,000
4.30% Series due July 2044	485260BM4	250,000		—
		875,000		625,000
Pollution control bond series:
Variable rate series due April 2027 (LaCygne)	502828AJ5	21,940		21,940
5.3% Series due June 2031	121825BW2	—		108,600
5.3% Series due June 2031	933623BR0	—		18,900
Variable rate series due April 2032 (St Marys)	792609AE9	14,500		14,500
Variable rate series due April 2032 (Wamego)	933623BM1	10,000		10,000
4.85% Series due June 2031	121825CB7	50,000		50,000
5.0% Series due June 2031	121825CF8	—		50,000
		96,440		273,940
Total KGE		971,440		898,940

Total long-term debt		3,226,940		3,224,440
Unamortized debt discount		(11,401)		(5,482)
Long-term debt due within one year		—		(250,000)
Total long-term debt, net		$3,215,539		$2,968,958

The Notes to the Consolidated Financial Statements in the company's Annual Report on Form 10-K for the period ended December 31, 2014 should be read in conjunction with this financial information.

Westar Energy, Inc.
GAAP to Non-GAAP Reconciliation

Fuel and purchased power costs fluctuate with electricity sales and unit costs. As permitted by regulators, prices are adjusted to reflect changes in the costs of fuel and purchased power. Fuel and purchased power costs for wholesale customers are recovered at prevailing market prices or based on a predetermined formula with a price adjustment approved by FERC. As a result, changes in fuel and purchased power costs are offset in revenues with minimal impact on net income. In addition, SPP network transmission costs fluctuate due primarily to investments by us and other members of the SPP for upgrades to the transmission grid within the SPP RTO. As with fuel and purchased power costs, changes in SPP network transmission costs are mostly reflected in the prices we charge customers with minimal impact on net income. For this reason, Westar management believes that gross margin is useful for understanding and analyzing changes in operating performance from one period to the next. Gross margin is calculated as total revenues, including transmission revenues, less the sum of fuel and purchased power costs and amounts billed by the SPP for network transmission costs (SPP NITS). Accordingly, gross margin reflects transmission revenues and costs on a net basis.

The calculations of gross margin for the three and twelve months ended 2014 and 2013 are shown in the table below. The table also includes a reconciliation of gross margin to income from operations for both periods. Income from operations is the GAAP financial measure most directly comparable to gross margin.

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2014	2013	Change	2014	2013	Change
	(Dollars in Thousands)
Revenues	$596,439	$559,878	$36,561	$2,601,703	$2,370,654	$231,049
Less: Fuel and purchased power expense	166,077	151,783	14,294	705,450	634,797	70,653
SPP network transmission costs	55,713	44,894	10,819	218,924	178,604	40,320
Gross Margin	$374,649	$363,201	$11,448	$1,677,329	$1,557,253	$120,076

Gross margin	$374,649	$363,201	$11,448	$1,677,329	$1,557,253	$120,076
Less: Operating and maintenance expense	89,347	93,528	(4,181)	367,188	359,060	8,128
Depreciation and amortization expense	73,172	69,289	3,883	286,442	272,593	13,849
Selling, general and administrative expense	70,807	66,464	4,343	250,439	224,133	26,306
Taxes other than income tax	36,054	30,392	5,662	140,302	122,282	18,020
Income from operations	$105,269	$103,528	$1,741	$632,958	$579,185	$53,773

The Notes to the Consolidated Financial Statements in the company's Annual Report on Form 10-K for the period ended December 31, 2014 should be read in conjunction with this financial information.

2015 Earnings Guidance

2015 EPS guidance range                                    $2.25 - $2.45

2015 Drivers:

•	Retail MWh sales up 150 bp

•	Normal weather and energy marketing activity

•	Modest price adjustments

•	≈$19 million transmission margin

•	FERC transmission formula rate and companion TDC, net of increase in SPP expenses

•	≈$17 million environmental cost recovery rider

•	≈1% decrease in combined O&M and SG&A expenses

•	≈2% increase top line operating expense excluding fuel and depreciation

•	COLI proceeds ≈$15 million

•	Equity AFUDC decrease ≈$15 million

•	Depreciation increase ≈$24 million

•	Includes ≈$5 million of La Cygne depreciation beginning November

•	Effective tax rate 33-35%

•	Interest expense unchanged

•	Financing:

•	No sale of additional equity

•	Settle ≈9 million forward shares already priced

•	Yearend average annual shares outstanding 138 million

•	No additional debt issuance planned

•	Plan to refinance $250 million of first mortgage bonds

•	File a GRC March 2 with a decision by late October

Forward-looking statements: Certain matters discussed in this document are “forward-looking statements.” The Private Securities Litigation Reform Act of 1995 has established that these statements qualify for safe harbors from liability. Forward-looking statements may include words like “driver,” “assumption,” “believe,” “anticipate,” “target,” “expect,” “pro forma,” “estimate,” “intend,” “guidance” or words of similar meaning. Forward-looking statements describe future plans, objectives, expectations or goals. Although Westar Energy believes that its expectations are based on reasonable assumptions, all forward-looking statements involve risk and uncertainty. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as (1) those discussed in the company’s Annual Report on Form 10-K for the year ended Dec. 31, 2014 (a) under the heading, “Forward-Looking Statements,” (b) in ITEM 1. Business, (c) in ITEM 1A. Risk Factors, (d) in ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (e) in ITEM 8. Financial Statements and Supplementary Data: Notes 13 and 15; and (2) other factors discussed in the company’s filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date such statement was made, and the company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement was made.

2015 – 2019 Capital Forecast

	Actual 2014	2015	2016	2017	2018	2019	2015 - 2019	
Generation replacements	$206.7	$175.2	$181.1	$140.9	$152.6	$208.3	$ 858.1	
Westar environmental	110.6	49.7	11.7	14.5	40.1	9.6	125.6	(a)
La Cygne environmental	127.3	35.7	15.1	-	-	-	50.8	
Nuclear Fuel	41.9	15.7	28.8	46.5	15.6	34.0	140.6	(b)
Transmission	188.0	198.6	205.3	216.1	217.1	290.4	1,127.5	(c)
Distribution	135.7	165.5	171.7	189.2	181.4	184.0	891.8	
Other	41.9	51.6	47.3	63.8	53.2	49.7	265.6	
Total	$852.1	$692.0	$661.0	$671.0	$660.0	$776.0	$ 3,460.0	

(a) Annual recovery through Environmental Cost Recovery Rider
(b) Recover through the fuel adjustment clause
(c) Annual recovery through FERC Transmission Formula Rate and companion retail Transmission Delivery Charge

2015 – 2019 Capital Forecast 1
Westar Energy.

2015 – 2019 Capital Forecast

Distribution
26%
Transmission
32%
Other
8%
4%
Nuclear Fuel
4%
WR Environmental
26%
Generation

2015 – 2019 Capital Forecast
2
Westar Energy.

Attractive and Growing Dividend

- Dividend payout target of 60% - 75% of earnings
  - 2015 EPS guidance implies a 59% to 64% payout

$1.24
$1.28
$1.32
$1.36
$1.40
$1.44
2010
2011
2012
2013
2014
2015E
Indicated annual dividend

2015 Dividend Update

3

Westar Energy.